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As filed with the Securities and Exchange Commission on July 20, 2011

Registration No. 333-175621

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CLEAN HARBORS, INC.
(Exact name of Registrant as specified in its charter)
(See table of additional Guarantor Registrants on next page)

Massachusetts (State or other jurisdiction of incorporation or organization)	4953 (Primary Standard Industrial Classification Code Number)	04-2997780 (I.R.S. Employer Identification Number)

42 Longwater Drive
Norwell, Massachusetts 02161-9149
(781) 792-5000
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
(See inside front cover for information regarding Guarantor Registrants.)

C. Michael Malm, Esq.
Davis, Malm & D'Agostine, P.C.
One Boston Place
Boston, Massachusetts 02108
Telephone: (617) 367-2500
Telecopy: (617) 523-6215
(Address, including zip code, and telephone number, including area code, of agent for service of process)

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this Registration Statement becomes effective.

          If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a small reporting company)	Smaller reporting company ☐

          If applicable, place an X in the box to designate the appropriate rule provisions relied upon in conducting this transaction:

            Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)    ☐

            Exchange Act Rule 14d(d) (Cross-Border Third Party Tender Offer)    ☐

          The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 Guarantor Registrants

Exact name of Guarantor Registrants as specified in its charter	Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Numbers	I.R.S. Employer Identification Number
Altair Disposal Services, LLC	Delaware	4953	56-2295310
ARC Advanced Reactors and Columns, LLC	Delaware	4953	26-4260688
Baton Rouge Disposal, LLC	Delaware	4953	56-2295315
Bridgeport Disposal, LLC	Delaware	4953	56-2295319
CH International Holdings, LLC	Delaware	4953	47-0942135
Clean Harbors Andover, LLC	Delaware	4953	56-2295323
Clean Harbors Antioch, LLC	Delaware	4953	02-0646441
Clean Harbors Aragonite, LLC	Delaware	4953	02-0646449
Clean Harbors Arizona, LLC	Delaware	4953	56-2295308
Clean Harbors Baton Rouge, LLC	Delaware	4953	56-2295309
Clean Harbors BDT, LLC	Delaware	4953	56-2295313
Clean Harbors Buttonwillow, LLC	Delaware	4953	56-2295316
Clean Harbors Catalyst Technologies, LLC	Delaware	4953	32-0003075
Clean Harbors Chattanooga, LLC	Delaware	4953	56-2295318
Clean Harbors Clive, LLC	Delaware	4953	56-2295229
Clean Harbors Coffeyville, LLC	Delaware	4953	56-2295320
Clean Harbors Colfax, LLC	Delaware	4953	56-2295321
Clean Harbors Deer Park, LLC	Delaware	4953	48-1263743
Clean Harbors Deer Trail, LLC	Delaware	4953	56-2295327
Clean Harbors Development, LLC	Delaware	4953	30-0471576
Clean Harbors Disposal Services, Inc.	Delaware	4953	04-3667165
Clean Harbors El Dorado, LLC	Delaware	4953	94-3401916
Clean Harbors Environmental Services, Inc.	Massachusetts	4953	04-2698999
Clean Harbors Exploration Services, Inc.	Delaware	4953	84-1713357
Clean Harbors Florida, LLC	Delaware	4953	56-2295283
Clean Harbors Grassy Mountain, LLC	Delaware	4953	56-2295286
Clean Harbors Industrial Services, Inc.	Delaware	4953	52-2339707
Clean Harbors Kansas, LLC	Delaware	4953	56-2295290
Clean Harbors Kingston Facility Corporation	Massachusetts	4953	04-3074299
Clean Harbors LaPorte, L.P.	Delaware	4953	48-1263744
Clean Harbors Laurel, LLC	Delaware	4953	56-2295292
Clean Harbors Lone Mountain, LLC	Delaware	4953	56-2295299
Clean Harbors Lone Star Corp.	Delaware	4953	06-1655334
Clean Harbors Los Angeles, LLC	Delaware	4953	56-2295303
Clean Harbors (Mexico), Inc.	Delaware	4953	56-2294684
Clean Harbors of Baltimore, Inc.	Delaware	4953	23-2091580
Clean Harbors of Braintree, Inc.	Massachusetts	4953	04-2507498
Clean Harbors of Connecticut, Inc.	Delaware	4953	06-1025746
Clean Harbors Pecatonica, LLC	Delaware	4953	56-2295314
Clean Harbors PPM, LLC	Delaware	4953	56-2295269
Clean Harbors Recycling Services of Chicago, LLC	Delaware	4953	36-4599645
Clean Harbors Recycling Services of Ohio, LLC	Delaware	4953	36-4599643
Clean Harbors Reidsville, LLC	Delaware	4953	56-2295199
Clean Harbors San Jose, LLC	Delaware	4953	56-2295202
Clean Harbors Services, Inc.	Massachusetts	4953	06-1287127
Clean Harbors Tennessee, LLC	Delaware	4953	56-2295205
Clean Harbors Westmorland, LLC	Delaware	4953	56-2295208
Clean Harbors White Castle, LLC	Delaware	4953	56-2295210
Clean Harbors Wilmington, LLC	Delaware	4953	13-4335799

Exact name of Guarantor Registrants as specified in its charter	Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Numbers	I.R.S. Employer Identification Number
Crowley Disposal, LLC	Delaware	4953	06-1655356
Disposal Properties, LLC	Delaware	4953	56-2295213
GSX Disposal, LLC	Delaware	4953	56-2295215
Harbor Management Consultants, Inc.	Massachusetts	4953	04-3460746
Hilliard Disposal, LLC	Delaware	4953	56-2295217
Murphy's Waste Oil Service, Inc.	Massachusetts	4953	04-2490849
Peak Energy Services USA, Inc.	Delaware	4953	98-0429483
Plaquemine Remediation Services, LLC	Delaware	4953	56-2295280
Roebuck Disposal, LLC	Delaware	4953	56-2295219
Sanitherm USA, Inc.	Delaware	4953	68-0678615
Sawyer Disposal Services, LLC	Delaware	4953	56-2295224
Service Chemical, LLC	Delaware	4953	56-2295322
Spring Grove Resource Recovery, Inc.	Delaware	4953	76-0313183
Tulsa Disposal, LLC	Delaware	4953	56-2295227

        The address, including zip code, and telephone number, including area code, of the principal executive office of each guarantor registrant listed above is the same as those of the Registrant, Clean Harbors, Inc.

 EXPLANATORY NOTE

        In connection with the obligation of Clean Harbors, Inc. (the "Company"), to file a registration statement with respect to an exchange offer for $250,000,000 in aggregate principal amount of the Company's 7.625% Senior Subordinated Notes due 2016, the Company and the Company's wholly-owned domestic subsidiaries named therein as Gurantor Registrants filed with the Securities and Exchange Commission on July 15, 2011 a Registration Statement on Form S-4 (File No. 333-175621) (the "Registration Statement"). Exhibit 23.1 to the Registration Statement is a consent of Deloitte & Touche LLP as the independent registered public accounting firm for the Company and the Guarantor Registrants.

        The Company has determined that an incorrect form of the consent of Deloitte & Touche LLP was inadvertently filed as Exhibit 23.1 to the Registration Statement. The sole purpose of this Amendment No. 1 to the Registration Statement is to file as Exhibit 23.1 the correct form of such consent. This Amendment makes no other changes to the Registration Statement or the Exhibits thereto.

Item 21.    Exhibits and Financial Statement Schedules

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS

(a)
Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP.

 REGISTRANT SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts on July 20, 2011.

Clean Harbors, Inc.
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Vice Chairman of the Board of Directors and Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ALAN S. MCKIM* Alan S. McKim	Chairman of the Board of Directors, President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Vice Chairman of the Board of Directors, Treasurer and Chief Financial Officer	July 20, 2011
/s/ JOHN R. BEALS* John R. Beals	Vice President, Controller and Chief Accounting Officer	July 20, 2011
/s/ EUGENE BANUCCI* Eugene Banucci	Director	July 20, 2011
/s/ JOHN P. DEVILLARS* John P. DeVillars	Director	July 20, 2011
/s/ EDWARD G. GALANTE* Edward G. Galante	Director	July 20, 2011
/s/ JOHN F. KASLOW* John F. Kaslow	Director	July 20, 2011

Signature	Title	Date

/s/ ROD MARLIN* Rod Marlin	Director	July 20, 2011
/s/ DANIEL J. MCCARTHY* Daniel J. McCarthy	Director	July 20, 2011
/s/ JOHN T. PRESTON* John T. Preston	Director	July 20, 2011
/s/ ANDREA ROBERTSON* Andrea Robertson	Director	July 20, 2011
/s/ THOMAS J. SHIELDS* Thomas J. Shields	Director	July 20, 2011
/s/ LORNE R. WAXLAX* Lorne R. Waxlax	Director	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Attorney-in-fact

 GUARANTOR REGISTRANTS SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrants have duly caused this Amendment to Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

Altair Disposal Services, LLC
Baton Rouge Disposal, LLC
Bridgeport Disposal, LLC
Clean Harbors Andover, LLC
Clean Harbors Antioch, LLC
Clean Harbors Aragonite, LLC
Clean Harbors Arizona, LLC
Clean Harbors Baton Rouge, LLC
Clean Harbors BDT, LLC
Clean Harbors Buttonwillow, LLC
Clean Harbors Chattanooga, LLC
Clean Harbors Clive, LLC
Clean Harbors Coffeyville, LLC
Clean Harbors Colfax, LLC
Clean Harbors Deer Park, LLC
Clean Harbors Deer Trail, LLC
Clean Harbors El Dorado, LLC
Clean Harbors Florida, LLC
Clean Harbors Grassy Mountain, LLC
Clean Harbors Kansas, LLC
Clean Harbors LaPorte, LLC
Clean Harbors Laurel, LLC
Clean Harbors Lone Mountain, LLC
Clean Harbors Los Angeles, LLC
Clean Harbors Pecatonica, LLC
Clean Harbors PPM, LLC
Clean Harbors Recycling Services of Chicago, LLC
Clean Harbors Recycling Services of Ohio, LLC
Clean Harbors Reidsville, LLC
Clean Harbors San Jose, LLC
Clean Harbors Tennessee, LLC
Clean Harbors Westmorland, LLC
Clean Harbors White Castle, LLC
Clean Harbors Wilmington, LLC
Crowley Disposal, LLC
Disposal Properties, LLC
GSX Disposal, LLC
Hilliard Disposal, LLC
Roebuck Disposal, LLC
Sawyer Disposal Services, LLC
Service Chemical, LLC
Tulsa Disposal, LLC
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ERIC W. GERSTENBERG* Eric W. Gerstenberg	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Treasurer and Chief Financial and Accounting Officer	July 20, 2011
/s/ ERIC W. GERSTENBERG* Eric W. Gerstenberg	Manager	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Manager	July 20, 2011
/s/ WILLIAM J. GEARY* William J. Geary	Manager	July 20, 2011

By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Attorney-in-Fact

 GUARANTOR REGISTRANTS SIGNATURE

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrants have duly caused this Amendment to Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

ARC Advanced Reactors and Columns, LLC Clean Harbors Catalyst Technologies, LLC
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ WALLY DUMONT* Wally Dumont	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Executive Vice President, Treasurer and Chief Financial and Accounting Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Manager	July 20, 2011
/s/ WALLY DUMONT* Wally Dumont	Manager	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE Attorney-in-Fact

 GUARANTOR REGISTRANT SIGNATURE

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

CH International Holdings, LLC
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ JERRY E. CORRELL* Jerry E. Correll	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Executive Vice President, Treasurer and Chief Financial Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Manager	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE Attorney-in-Fact

 GUARANTOR REGISTRANT SIGNATURE

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrant has duly caused this Amendment to Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

Clean Harbors Development, LLC
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ WILLIAM J. GEARY* William J. Geary	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Executive Vice President, Treasurer and Chief Financial and Accounting Officer	July 20, 2011
/s/ ERIC W. GERSTENBERG* Eric W. Gerstenberg	Manager	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Manager	July 20, 2011
/s/ WILLIAM J. GEARY* William J. Geary	Manager	July 20, 2011
/s/ ALAN S. MCKIM* Alan S. McKim	Manager	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE Attorney-in-Fact

 GUARANTOR REGISTRANTS SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrants have duly caused this Amendment to Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

Clean Harbors Disposal Services, Inc.
Clean Harbors Lone Star Corp.
Clean Harbors (Mexico), Inc.
Clean Harbors of Baltimore, Inc.
Clean Harbors of Braintree, Inc.
Clean Harbors of Connecticut, Inc.
Clean Harbors Services, Inc.
Spring Grove Resource Recovery, Inc.
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ERIC W. GERSTENBERG* Eric W Gerstenberg	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Executive Vice President, Treasurer, and Chief Financial and Accounting Officer	July 20, 2011
/s/ ALAN S. MCKIM* Alan S. McKim	Director	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE James M. Rutledge Attorney-in-Fact

 GUARANTOR REGISTRANT SIGNATURE

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

Clean Harbors Environmental Services, Inc.
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ALAN S. MCKIM* Alan S. McKim	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Executive Vice President, Treasurer and Chief Financial and Accounting Officer	July 20, 2011
/s/ ALAN S. MCKIM* Alan S. McKim	Director	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE James M. Rutledge Attorney-in-Fact

 GUARANTOR REGISTRANT SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

Clean Harbors Exploration Services, Inc.
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Amendment to Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ MARVIN LEFEBVRE* Marvin LeFebvre	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Executive Vice President, Treasurer and Chief Financial and Accounting Officer	July 20, 2011
/s/ DAVID M. PARRY* David M. Parry	Director	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Director	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE James M. Rutledge Attorney-in-Fact

GUARANTOR REGISTRANT SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

Clean Harbors Industrial Services, Inc.
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ WALLY DUMONT* Wally Dumont	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Executive Vice President, Treasurer and Chief Financial and Accounting Officer	July 20, 2011
/s/ DAVID M. PARRY* David M. Parry	Director	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Director	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE James M. Rutledge Attorney-in-Fact

GUARANTOR REGISTRANTS SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrants have duly caused this Amendment to Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

Clean Harbors Kingston Facility Corporation Murphy's Waste Oil Service, Inc.
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Exective Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ BRIAN WEBER* Brian Weber	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Executive Vice President, Treasurer and Chief Financial and Accounting Officer	July 20, 2011
/s/ ALAN S. MCKIM* Alan S. McKim	Director	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE James M. Rutledge Attorney-in-Fact

GUARANTOR REGISTRANT SIGNATURE

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

Harbor Management Consultants, Inc.
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ALAN S. MCKIM* Alan S. McKim	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Executive Vice President, Treasurer and Chief Financial and Accounting Officer	July 20, 2011
/s/ ALAN S. MCKIM* Alan S. McKim	Director	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE James M. Rutledge Attorney-in-Fact

GUARANTOR REGISTRANT SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrants has duly caused this Amendment to Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

Peak Energy Services, Inc. SaniTherm USA, Inc.
By:	/s/ JAMES M. RUTLEDGE James M. Rutledge, Executive Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ DAVID M. PARRY* David M. Parry	President and Chief Executive Officer	July 20, 2011
/s/ JAMES M. RUTLEDGE James M. Rutledge	Executive Vice President, Treasurer and Chief Financial and Accounting Officer	July 20, 2011
/s/ ALAN S. MCKIM* Alan S. McKim	Director	July 20, 2011

*By:	/s/ JAMES M. RUTLEDGE James M. Rutledge Attorney-in-Fact

GUARANTOR REGISTRANT SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned Guarantor Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Norwell, Commonwealth of Massachusetts, on July 20, 2011.

Plaquemine Remediation Services, LLC
By:	/s/ WILLIAM J. GEARY William J. Geary, President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following person in the capacities and on the dates indicated.

Signature	Title	Date

/s/ WILLIAM J. GEARY William J. Geary	President, Chief Executive Financial and Accounting Officer	July 20, 2011
/s/ WILLIAM J. GEARY William J. Geary	Manager	July 20, 2011

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Guarantor Registrants
EXPLANATORY NOTE
  Item 21. Exhibits and Financial Statement Schedules
PART II INFORMATION NOT REQUIRED IN THE PROSPECTUS
REGISTRANT SIGNATURES
GUARANTOR REGISTRANTS SIGNATURES
GUARANTOR REGISTRANTS SIGNATURE
GUARANTOR REGISTRANT SIGNATURE
GUARANTOR REGISTRANT SIGNATURE
GUARANTOR REGISTRANTS SIGNATURES
GUARANTOR REGISTRANT SIGNATURE
GUARANTOR REGISTRANT SIGNATURES